Lárez, Méndez y Asociados

Public Accountants
J-40016904-6

INDEPENDENT AUDITORS' REPORT

To the shareholders of
Etelix.com USA LLC

We have audited the accompanying balance sheet of Etelix.com USA LLC at September 30, 2017, together with the corresponding statements of income and cash flows for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted international auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a selective evidence basis, the evidence supporting the figures and disclosures in the financial statements. An audit also includes evaluating the accounting principles used and the significant estimates made by management, as well as the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements present fairly, in all material respects, the financial position of the Company as of September 30, 2017, the results of its operations and its cash flows for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Lic. Marialexandra Lárez
Lárez Méndez y Asoc.
Certified Public Accountants
November 15, 2017.

ETELIX.COM USA LLC

BALANCE SHEETS

AS OF SEPTEMBER 30, 2017

ASSETS		
CURRENT ASSETS		
Cash and Banks	18.306	
Accounts Receivable Customers	3.281.921	
Invoices Pending Issue	314.420	
Other Receivables	433.967	
TOTAL CURRENTS ASSETS		4.048.614
PROPERTY AND EQUIPMENT - Net		295.748
TOTAL ASSETS		4.344.362
LIABILITIES AND SHAREHOLDER´S EQUITY		
LIABILITIES		
CURRENT LIABILITIES		
Accounts Payable	3.185.263	
Receivable Outstanding Invoices	105.357	
Financing Loans	259.443	
Other Accounts Payables	76.073	
Prepaid Telecommunications	17.326	
Other Payables - Temporary	30.000	
TOTAL CURRENT LIABILITIES		3.673.462
TOTAL LIABILITIES		3.673.462
SHAREHOLDER´S EQUITY		
Capital Stock		1.000
Additional Paid in Capital		747.515
Retained Earnings		138.573
Result of The Period		(216.188)
TOTAL SHAREHOLDER´S EQUITY		670.900
TOTAL LIABILITIES AND SHAREHOLDER´S EQUITY		4.344.362

ETELIX.COM USA LLC

STATEMENTS OF INCOME
AS OF SEPTEMBER 30, 2017

INCOME SALES		5.674.585
COST OF SERVICES		5.172.354
GROSS PROFIT		502.231
OPERATING EXPENSES		
Salaries and Wages	168.976	
Depreciation Expense	36.539	
Sales Commission	70.026	
Amortizacion Expense	20.045	
Bank service Changes	11.259	
Financial Interest Expenses	171.214	
Professional Fees	80.123	
Technology Expense	105.853	
Trade Insurance	15.777	
Travel Expense	25.224	
Other Expense	2.192	
TOTAL OPERATING EXPENSES		707.226
OTHER INCOME AND EXPENDES		
Other Income	0	
Federal Tax Prior Year	11.193	
TOTAL OTHER INCOME AND EXPENDES		11.193
RESULT OF THE PERIOD		(216.188)
EBITDA		22.802

ETELIX.COM USA LLC
STATEMENTS OF SHAREHOLDERS' EQUITY
AS OF SEPTEMBER 30, 2017

	COMMON STOCK	ADDITIONAL PAID-IN SHARE	RETAINED EARNINGS	TOTAL
BALANCE - DECEMBER 31, 2015	1.000	550.515	82.529	634.044
NET INCOME 2016	0	197.000	56.044	253.044
BALANCE - DECEMBER 31,2016	1.000	747.515	138.573	887.088
RESULT OF THE PERIOD SEPTEMBER 30,2017	0	0	(216.188)	(216.188)
BALANCE - SEPTEMBER 30,2017	1.000	747.515	(74.986)	670.900

ETELIX.COM USA LLC
STATEMENTS OF CASH FLOW
AS OF SEPTEMBER 30, 2017

CASH FLOWS FROM OPERATING ACTIVITIES:	
NET RESULT	(216.188)
Adjustments to reconcile net income to net cash provided by operating activities:	
Depreciation and Amortization	56.584
Changes in working capital:	
Accounts Receivable	-1.430.228
Accounts Receivable Employees	0
Other Accounts Receivable	299.226
Invoices Pending Issue	-314.420
Intercompany Accounts Receivable	0
Sales Tax	0
Accounts Payable to Suppliers	993.520
Receivable Outstanding Invoices	0
Financing Loans	259.443
Other Payables	-60.587
Receivable Outstanding Invoices	8.687
Prepaid Telecommunications	1.006
Intercompany Payables	0
Other Accounts Payables	0
Net cash provided by operating activities	**-186.770**
CASH FLOWS FROM INVESTING ACTIVITIES:	
Additional Paid in Capital	0
Net Fixed Assets	62.851
Financial Interest Expenses	171.214
Net Effect of Investment	173.892
Net cash used in investing activities	**407.958**
CASH FLOWS FROM FINANCING ACTIVITY:	
Sales Tax	0
Net cash used in financing activity	**0**
NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS	**4.999**
Cash and cash equivalents - Beginning of period	13.306
Cash and Cash Equivalents - end of Period	18.306

Etelix.com USA LLC

NOTES TO THE FINANCIAL STATEMENTS
AS OF SEPTEMBER 30, 2017

1-. CONSTITUTION AND OPERATIONS:

The company was registered on September 30, 2008, at the Florida Department of State in the Division of Corporations. Under the registration number N° 08000092741. It is a Limited Liability Company. The purpose for which this limited liability company is organized is any and all lawful business.

2-. PRESENTATION OF THE FINANCIAL STATEMENTS:

The accompanying financial statements have been prepared in historical values, based on the Original Financial Statements in US dollars.

3-. SUMMARY, MEANING AND POLICY OF THE ACCOUNTS:

Cash and Cash Equivalents: Refers to available and demand deposits at banks; That is, any item that allows the entity, at any time, to deposit or withdraw funds.

Accounts Receivable Customents: The company recognizes as accounts receivable all transactions invoices that have actually been individually reviewed and issued within the established periods and crossed with the counterparts of service provision.

Invoices Pending Issue: The company recognizes as accounts receivable the pending invoices to be issued at the cut-off date in the period.

Other Receivable: The Company recognizes in this item Telecom Prepaid for provisions to be made that will be converted into invoices and Short Term Loan Operations of New Life Omega Service and Caribbean Telecom as an investment in fixed assets to be realized.

Tangible and intangible Fixed Assets: These are recorded at cost from the date of purchase. Depreciation and amortization is calculated based on the straight-line method over the estimated useful life of the asset and the use of the asset. Depreciation and amortization expenses for the period are those corresponding to a normal period, based on the value of the asset divided by the estimated useful life.

4 -. PROPERTY AND EQUIPMENT

Property and Equipment consisted of the following at September 30, 2017

Description	$
Telecommunication Equipment	229.532
Telecommunication software	405.903
Computer equipment	5.000
Less: Depreciation and amortization	344.687
Total	**295.748**

Accounts Payable Suppliers and Invoices to be received: The company recognizes as accounts payable, all transactions invoices that have been individually reviewed and issued within the established periods and crossed with the counterparts of service provision.

Accounts Receivable Other: The company recognizes as other accounts receivable a loan granted in the short term to FULL RED SAC PERU.

Financing Loans: This account reflects the financial alternative that the company decides to look for, to grow within the business sector and have the level of credit necessary to opt for the other financing alternatives and thus project the growth of the company.

Lender	Date funding	Amount	Status
Pearl Capital	February 06, 2017	**40.135,00**	Closed
Unique Funding Solutions	March 16, 2017	**27.500,00**	Closed
Fusion Capital	March 16, 2017	**15.000,00**	Closed
Midnight Advance	April 21, 2017	**30.000,00**	Closed
Yellowstone Capital	May 19, 2017	**30.000,00**	In process
APP Group Inter	June 28, 2017	**97.905,00**	Closed
Complete Business Solutions	July 27, 2017	**47.095,00**	In process
APP Group Inter_2	September 21, 2017	**150.000,00**	In process
Alonzo Van Der Biest	September 21, 2016	**90.587,00**	In process

Total Capital	**528.213,00**
Total Depts September 30, 2017	**259.443,00**

Income from services: The revenues of the company are the product of the sale of minutes for long-distance telecommunications, network utilization and fund administration for ETELIX.Net and Etelix.UK collections and payments.

Cost of the Service: The service costs represent the purchase of minutes to the different operators with whom the activity is handled and the exchange of the service rendering is performed.

5-. COMMITMENTS - SHAREHOLDER´S EQUITY

The result of the company at the close of 2016 $ 56.044 was 2015 $ 22.987 and 2014 $ 50.153 and 2013 $ 14.074. Social capital consists of $ 1.000 and unrealized capital of $ 747.515, by acquisition of assets.

6-. INCOME TAX:

The company from the moment it decides to start operations in 2013, has submitted all the corresponding declarations to the ISR for each period 2013, 2014 and 2015, with legal extensions, as established in the IRS, by the year 2016 already stabilizes with the timely fulfillment of their fiscal commitments.

ETELIX.COM USA LLC

BALANCE SHEETS
September 30, 2017 and 2016

ASSETS	2.017	2.016
CURRENT ASSETS		
Cash and Banks	18.306	13.306
Accounts Receivable Customers	3.281.921	1.851.693
Invoices Pending Issue	314.420	0
Other Receivables	433.967	733.193
Prepaid Telecommunications	0	0
Total current assets	4.048.614	2.598.192
INVESTMENTS		
Unconsolidated Businesses	0	0
Total investments	0	0
PROPERTY AND EQUIPMENT - Net	295.748	358.599
OTHER ASSETS		
Accounts Receivable Shareholders	0	0
Intercompany Accounts Receivable	0	0
Temporary Accounts Receivable	0	0
Total Other assets	0	0
DEFERRED CHARGES		
Warranty Deposits	0	0
Total Deferred charges	0	0
TOTAL ASSETS	4.344.362	2.956.791

ETELIX.COM USA LLC

BALANCE SHEETS
September 30, 2017 and 2016

LIABILITIES AND SHAREHOLDER´S EQUITY	2.017	2.016
LIABILITIES		
CURRENT LIABILITIES		
Accounts Payable to Suppliers	3.185.263	2.191.743
Receivable Outstanding Invoices	105.357	96.670
Financing Loans	259.443	0
Other Accounts Payables	76.073	76.072
Prepaid Telecommunications	17.326	16.320
Other Payables - Temporary	30.000	90.587
TOTAL CURRENT LIABILITIES	3.673.462	2.471.392
LONG-TERM LIABILITIES		
Accounts Payable Shareholder	0	0
Intercompany Payable	0	0
TOTAL LONG-TERM LIABILITIES	0	0
TOTAL LIABILITIES	3.673.462	2.471.392
SHAREHOLDER´S EQUITY		
Preferred stock $ 1 par value; 50.000	1.000	1.000
Additional Paid in Capital	747.515	647.515
Retained Earnings	138.573	87.214
Result of The Year	(216.188)	(250.330)
TOTAL SHAREHOLDER´S EQUITY	670.900	485.399
TOTAL LIABILITIES AND SHAREHOLDER´S EQUITY	4.344.362	2.956.791

ETELIX.COM USA LLC

STATEMENTS OF INCOME

September 30, 2017 and 2016

	2.017	2.016
REVENUES	5.674.585	1.889.616
COST OF SERVICES	5.172.354	1.785.967
GROSS PROFIT	502.231	103.650
OPERATING EXPENSES		
Salaries and Wages	168.976	78.249
Sales Commission	70.026	34.107
Amortization Expense	20.045	20.045
Bank Service Changes	11.259	10.032
Financial Interest Expenses	171.214	10.032
Depreciation Expense	36.539	36.539
Professional Fees	80.123	22.333
Technology Expense	105.853	115.970
Trade Insurance	15.777	10.273
Travel Expense	25.224	13.647
Other Expense	2.192	0
TOTAL OPERATING EXPENSES	707.226	351.225
OTHER INCOME AND EXPENDES		
Other Income and Expenses	11.193	2.754
TOTAL OTHER INCOME AND EXPENDES	11.193	2.754
RESULT OF THE PERIOD - SEPTEMBER 2017 / 2016	(213.559)	(250.330)
EBITDA	22.802	(180.960)